SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: November 1, 2001
(Date of earliest event reported)

Commission File No.:  333-64896



                                MID-STATE HOMES, INC.
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        FLORIDA                                        59-0945134
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(State of Incorporation)                   (I.R.S. Employer Identification No.)



1500 North Dale Mabry Highway
Tampa, Florida                                                    33607
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Address of principal executive offices                          (Zip Code)



                               (813) 871-4811
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                         Registrant's Telephone Number,
                               including area code



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(Former name, former address and former fiscal year, if changed since last report)

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ITEM 5. OTHER EVENTS
        ------------

            Attached as an exhibit are Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) and Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by Banc of America Securities LLC which are hereby filed pursuant to such letters.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS
           ---------------------------------

           (c) Exhibits

Item 601(a)
of Regulation S-K
EXHIBIT NO.                                     DESCRIPTION
-----------                                     -----------
   (99)                                         Collateral Term Sheets
                                                and Computational
                                                Materials prepared by Banc
                                                of America Securities LLC
                                                in connection with Mid-State
                                                Trust X, Asset Backed Notes

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MID-STATE HOMES, INC.


November 1, 2001

                                   By:    /S/ JOSEPH J. TROY
                                          ------------------------------------
                                   Name:  Joseph J. Troy
                                   Title: President

                              INDEX TO EXHIBITS
                              -----------------



                                                            Paper (P) or
EXHIBIT NO.             DESCRIPTION                         ELECTRONIC (E)
-----------             -----------                         --------------

   (99)                 Collateral Term Sheets                E
                        and Computational
                        Materials prepared by
                        Banc of America
                        Securities LLC in
                        connection with Mid-State
                        Trust X, Asset Backed Notes

Exhibit No. 99